UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 20, 2013

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, California 90067

(Address of Principal Executive Offices)(Zip Code)

(310) 286-1144

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On March 20, 2013, PacWest Bancorp (“PacWest”) held a special meeting of stockholders. PacWest’s stockholders approved the adoption of the Agreement and Plan of Merger dated as of November 6, 2012 (the “merger agreement”) by and between PacWest and First California Financial Group, Inc. (“First California”), and also approved the issuance of PacWest stock to First California stockholders pursuant to the merger agreement.

The approval required a majority of PacWest’s outstanding shares.  PacWest stockholders voted overwhelmingly to approve the merger:  87.7% of outstanding shares voted, or 31,316,550 shares and, of those voting, 99.4% or 31,132,085 voted in favor of the merger.

Proposal 1

Ratification of the PacWest Merger Proposal to adopt the Agreement and Plan of Merger, which we refer to as the merger agreement, dated as of November 6, 2012, by and between PacWest and First California, as such agreement may be amended from time to time, and to approve the issuance of PacWest stock to First California stockholders pursuant to the merger agreement.

For	Against	Abstain

31,132,085	54,865	129,600

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Report may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions. Such forward-looking statements and all other statements that are not historic facts are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. These factors include, but are not limited to, general economic conditions, changes in the interest rate environment, legislative or regulatory changes that may adversely affect our business, changes in accounting policies and practices, changes in competition and demand for financial services, adverse changes in the securities markets, changes in deposit flows and changes in the quality or composition of PacWest’s loan or investment portfolios. Additionally, other risks and uncertainties may be described in PacWest’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q or its other reports as filed with the SEC, which are available through the Securities and Exchange Commission’s website at www.sec.gov. Should one or more of these risks materialize, actual results may vary from those anticipated, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report.  PacWest assumes no obligation to update any forward-looking statements.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, PacWest filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of First California and PacWest, and that also constitutes a prospectus of PacWest. First California and PacWest also plan to file other documents with the SEC with respect to the proposed transaction.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by First California and PacWest with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by First California with the SEC are available free of charge on First California’s website at www.fcalgroup.com, and copies of the documents filed by PacWest with the SEC are also available free of charge on PacWest’s website at www.pacwestbancorp.com.

First California, PacWest and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from First California’s and PacWest’s stockholders in respect of the proposed transaction. Information regarding First California’s directors and executive officers can be found in First California’s definitive proxy statement filed with the SEC on April 4, 2012.  Information regarding PacWest’s directors and executive officers can be found in PacWest’s definitive proxy statement filed with the SEC on April 6, 2012. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from First California or PacWest, as applicable, using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date:	March 20, 2013	By:	/s/ Lynn M. Hopkins
		Name:	Lynn M. Hopkins
		Title:	Executive Vice President & Corporate
Secretary